EXHIBIT 10.1


                                 [WESTMARK GROUP HOLDINGS, INC. LETTERHEAD]

                                               February 28, 1997

Lawrence Horwitz, Esq.
Horwitz, Cutler & Beam
Two Venture Plaza, Suite 380
Irvine, California 92618

                      Re:       S-8 Issuance

Dear Mr. Horwitz:

Westmark Group Holdings, Inc. acknowledges that Lawrence Horwitz has provided consulting services to Westmark and in consideration for said services, Westmark will agree to pay Lawrence Horwitz 16,000 shares of common stock of the Company through an S-8 Registration Statement.


Very truly yours,

/s/ Mark Schaftlein

MARK SCHAFTLEIN


MS:jh